UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2016
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Mr. Mark Lerdal and Mr. Fred Boyle to the Board

On October 13, 2016, the Board of Directors (the “Board”) of TerraForm Global, Inc. (the “Company”) voted to elect Mr. Mark Lerdal and Mr. Fred Boyle to be members of the Board effective immediately. Certain biographical and other information with respect to Messrs. Lerdal and Boyle is set forth below. The Company believes that each of the new directors qualify as independent directors under applicable stock exchange rules.

In connection with their election to the Board, Messrs. Lerdal and Boyle will each receive restricted stock units representing 40,900 shares of the Company’s class A common stock (the “RSUs”). The RSUs, which were granted pursuant to the Company’s 2014 Long-Term Incentive Plan, dated as of September 28, 2014 (the “Long-Term Incentive Plan”), are subject to the terms and conditions set forth in the Restricted Stock Unit Award Agreement (each a “RSU Award Agreement”) to be entered into between the Corporation and each new director. Pursuant to the RSU Award Agreements, the RSUs will vest in full on the earliest of (i) May 25, 2017, (ii) the date the new director resigns with the consent of the Board, (iii) the date the new director is removed from the Board without cause, or (iv) the date of a Change in Control (as defined in the Long-Term Incentive Plan). Messrs. Lerdal and Boyle will also earn annual fees for their service as directors and members of any committees of the Board on which they may serve. Such annual fees for service as a director will not be prorated for service in 2016. Such annual fees for service in 2016 as a member of any committee of the Board will be determined at a future date when any committee appointments are determined.

Biography of Mr. Lerdal

Mr. Lerdal, age 57, has been an active leader in the renewable energy business for more than 30 years as an executive, investor and attorney. Since April 2014, Mark Lerdal has been the Executive Chairman of Leaf Clean Energy Company, a closed-end fund focused on renewable energy investments. From 2009 to December 2015, he was a Managing Director of MP2 Capital, LLC, a developer, owner and operator of solar generation assets. Mr. Lerdal served as President of Hydrogen Energy California, a developer of a carbon capture and sequestration facility, from September 2011 to February 2013. Prior to that time, he was a Managing Director at KKR Finance in its debt securities division. Mr. Lerdal served as an independent director and member of the Corporate Governance and Conflicts Committee of the Board of Directors of TerraForm Global, Inc. from the consummation of its initial public offering in August 2015 until November 20, 2015. Mr. Lerdal served as an independent director and member of the Corporate Governance and Conflicts Committee of the Board of Directors of TerraForm Power, Inc. from the consummation of its initial public offering in July 2014 until November 20, 2015. Mr. Lerdal also serves as a non-executive board member at Trading Emissions Plc and Onsite Energy Corporation, which provides energy services to industrial energy users. Mr. Lerdal graduated cum laude from Northwestern University School of Law and holds a bachelor’s degree in economics from Stanford University.

Biography of Mr. Boyle

Mr. Boyle, age 58, has more than 30 years of experience in the energy industry, including leadership roles in both regulated and non-regulated segments of the industry. He most recently served as the Senior Vice President and Chief Financial Officer of Pepco Holdings Inc., an energy holding company providing utility service to the Mid-Atlantic region, from 2012 to 2016. As CFO, Mr. Boyle assisted in the company’s successful sale to Exelon for an enterprise value of $12 billion. Previously, Mr. Boyle served first as Vice President, Chief Accounting Officer and Controller and later as Senior Vice President and Chief Financial Officer of DPL Inc., a holding company for the Dayton Power and Light Company, an Ohio-based electric utility company serving over 500,000 customers. Mr. Boyle also served as Vice President of Finance for Direct Energy, a large competitive retailer of energy and related services in North America, and as Chief Financial Officer of Accent Energy, a national retail energy marketer. Earlier in his career, Mr. Boyle spent 18 years with American Electric Power serving in various financial roles, with his most senior role as Vice President of Financial Services for the corporate development group. Mr. Boyle holds a Master of Tax degree from The Capital University and a Bachelor of Science in Business Administration from The Ohio State University.

Item 7.01 Regulation FD Disclosure.

On October 13, 2016, the Company issued a press release announcing the election of Mr. Lerdal and Mr. Boyle to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K and the press release attached as an exhibit hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated October 13, 2016, titled “TerraForm Global Announces Election of Two Independent Directors”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	October 13, 2016	Name:	Yana Kravtsova
		Title	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated October 13, 2016, titled “TerraForm Global Announces Election of Two Independent Directors”